Exhibit 10.13

SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT is entered into and effective as of December ___, 2004, by and among UNITED COMMUNITY BANKS, INC., a Georgia corporation and bank holding company (the “Company”), M&I MARSHALL & ILSLEY BANK (“M&I”) and BANCORP BANK (“Bancorp”, M&I and Bancorp, each a “Lender” and collectively the “Lenders”) and M&I, in its capacity as Agent for and on behalf of the Lenders (the “Agent”).

     In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I
DEFINITIONS

     When used herein, the following terms shall have the following meanings specified:

     1.1 “Amendment” shall mean this Second Amendment to Credit Agreement.

     1.2 “Credit Agreement” shall mean the Credit Agreement dated as of August 28, 2003, by and among the Company, the Lenders and the Agent, as amended.

ARTICLE II
AMENDMENTS

     The Credit Agreement is hereby amended as follows:

     2.1 Amendments. The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read as follows:

     “Termination Date” shall mean, (a) as to the Revolving Loans, August 27, 2005, and (b) as to the Term Loans, five years from the date such Term Loan is made by the Lenders, or, in each case, such earlier date on which the Obligations shall terminate as provided in this Agreement.

     “Revolving Loan Commitments” shall mean the separate and independent obligation of each Lender to make loans to the Company in accordance with the terms and conditions of this Agreement in not more than the aggregate principal amount of:

$35,000,000.00     as to M&I
$10,000,000.00     as to Bancorp.

     2.2 Miscellaneous Amendments. The Credit Agreement, the Notes, the Related Documents and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment. Each reference in the Credit Agreement to “Compass” shall hereafter be deemed to be a reference to “Bancorp”.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Lenders and the Agent that:

     3.1 Credit Agreement. All of the representations and warranties made by the Company in the Credit Agreement are true and correct in all material respects on the date of this Amendment. No Default or Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

     3.2 Authorization; Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of the Credit Agreement have been duly authorized by all necessary corporate action by the Company. This Amendment is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     3.3 Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of the Credit Agreement, as amended, do not violate any presently existing provision of law or the articles of incorporation or bylaws of the Company, or any agreement to which the Company is a party or by which it or any of its assets is bound.

ARTICLE IV
MISCELLANEOUS

     4.1 Continuance of Credit Agreement and Related Documents. Except as specifically amended by this Amendment, the Credit Agreement and all Related Documents shall remain in full force and effect.

     4.2 Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

     4.3 Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Wisconsin applicable to agreements made and wholly performed within such state.

     4.4 Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

     4.5 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

     4.6 Conditions. The effectiveness of this Amendment is subject to the Agent and each Lender having received on or before the date hereof, in form and substance satisfactory to the Agent and each Lender and its counsel, executed originals of this Amendment and an executed original of the Revolving Credit Note in favor of Bancorp, and such additional supporting documents and materials as the Agent and each Lender may reasonably request.

     4.7 Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement.

[signature page to follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Credit Agreement as of the day and year first written above.

UNITED COMMUNITY BANKS, INC.

By:

Name:

Title:

M&I MARSHALL & ILSLEY BANK, as a Lender and as Agent

By:

Name:

Title:

By:

Name:

Title:

BANCORP BANK, as a Lender

By:

Name:

Title:

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